UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20509

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)       May 23, 2007
THE TALBOTS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12552	41-1111318

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Talbots Drive, Hingham, Massachusetts		02043

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code       (781) 749-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition.
     Attached and being furnished as Exhibit 99.1 is a copy of a press release of The Talbots, Inc. (“Talbots”) dated May 23, 2007, reporting Talbots financial results for the thirteen weeks ended May 5, 2007.
Non-GAAP Financial Measures:
     To supplement the Company’s financial results presented in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the Company uses, and has included in the press release furnished with this Current Report on Form 8-K, certain non-GAAP financial measures.
     Acquisition-Related Costs and Purchase-Related Accounting Adjustments. Management is using a non-GAAP financial measure which excludes charges for acquisition-related costs and purchase-related accounting adjustments related to its J. Jill acquisition completed May 3, 2006, in certain internal budgets, operating plans and forecasts, evaluating actual results across periods, assessing management performance and comparing operating performance against other companies. Management believes that these excluded amounts attributable to the J. Jill acquisition are not reflective of ongoing operating results for the period and are solely a function of the acquisition. This information is expected to aid management and the Board of Directors in its decision-making and allocation of resources. A limitation of this non-GAAP financial measure is that some or all of such charges represent actual cash outlays and, in addition, such measure does not reflect actual GAAP expense. However, this is only one operating metric and is reviewed by management, together with GAAP results, for internal financial analysis and planning purposes.
     Brand Operations. In connection with the acquisition and integration of its J. Jill acquisition, management is and will be reviewing earnings per share attributable to each individual brand operation in certain internal budgets, operating plans and forecasts and in assessing management performance. This information is expected to aid management and the Board of Directors in its decision-making and allocation of resources between the brands. It also provides one additional performance metric to assist investors in analyzing and better understanding the Company’s financial performance and trends period-to-period. This is only one operating metric and is reviewed by management, together with GAAP results, for internal financial analysis and planning purposes. However, these are not GAAP results and the Company has provided the components of the GAAP earnings per share amounts.
     These non-GAAP financial measures should not be considered in isolation or as a substitute for or superior to financial measures calculated in accordance with GAAP. Also, these non-GAAP financial measures as disclosed by the Company may be calculated differently from similar measures disclosed by other companies. To ease the use and understanding of these non-GAAP financial measures, the Company has included the most directly comparable GAAP financial measures and a reconciliation between the GAAP and non-GAAP financial measures.

Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
d.	Exhibits.
99.1	Press Release of The Talbots, Inc., dated May 23, 2007.*

*	Pursuant to Item 2.02 of Form 8-K, Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TALBOTS, INC.
Dated: May 23, 2007	By:	/s/ Carol Stone
		Name:	Carol Stone
		Title:	Vice President, Corporate Controller